                                                                  Exhibit 23(a)


[LETTERHEAD]





                        INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this registration statement of Ampal-American Israel Corporation on Form S-8 registering 1,200,000 shares of common stock (underlying 1,000,000 stock options and 200,000 common stock purchase rights) of our report dated February 24, 1998 (relating to the financial statements of Am Hal Ltd. not presented separately therein) appearing in the Annual Report on Form 10-K of Ampal-American Israel Corporation for the year ended December 31, 1997.




/s/ Igal Brightman & Co.

Igal Brightman & Co.
Certified Public Accountant

Israel
August 11, 1998

                         CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants of Ampal-American Israel Corporation, we hereby consent to the incorporation by reference in this registration statement of our report dated March 26, 1998 included in Ampal-American Israel Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement on Form S-8 registering 1,200,000 shares of common stock (underlying 1,000,000 stock options and 200,000 common stock purchase rights).






                                               /s/Arthur Anderson LLP
New York, New York                             ARTHUR ANDERSON LLP
August 11, 1998

                                  [LETTERHEAD]



                                                                August 11, 1998


                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants of Ampal Engineering (1994) Ltd. we hereby consent to the incorporation by reference in this registration statement of our report dated March, 18 1997 included in Ampal - American Israel Corporation's Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement on Form S-8, registering 1,200,000 shares of common stock (underlying 1,000,000 stock options and 200,000 common stock purchase rights)


                                                   Shlome Ziv & Co.
                                           Certified Public Accountants (Isr.)

                                  [LETTERHEAD]





                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants of Ampal Enterprises Ltd. for the years 1996 and 1995 we hereby consent to the incorporation by reference in this registration statements of our reports for the years 1996 and 1995 included in Ampal - American Israel Corporation's Form 10K for the year ended December 31, 1997 and to the reference included in this registration statement on Form S-8, registering 1,200,000 shares of common stock (underlying 1,000,000 stock option and 200,000 common stock purchase rights).

                                             Yours sincerely,



                                             /S/ Cohen, Eyal Yehoshua & Co.
                                             ------------------------------
                                                 Cohen, Eyal Yehoshua & Co.
                                           Certified Public Accountants (Isr.)


August 11, 1998

                             [Letterhead]




         CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As the former independent certified public accountants of Ampal Financial Services Ltd., we hereby consent to the incorporation by reference in this registration statement of our report dated March 10, 1997 included in Ampal-American Israel Corporation's FORM 10-K, for the year ended December
31, 1996 and to all references to our firm included in this registration statement on FORM S-8 registering 1,200,000 shares of common stock
(underlying 1,000,000 stock options and 200,000 common stock purchase rights).

                                            /s/ Fahn, Kanne & Co.
                                            -----------------------------------
                                            Fahn, Kanne & Co.
                                            Certified Public Accountants (Isr.)



Tel-Aviv, Israel
August 11, 1998

                              CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants of Ampal Holdings (1991) Ltd. we hereby consent to the incorporation by reference in this registration of our report dated March, 3 1998 included in Ampal - American Israel Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement on Form S-8' registering 1,200,000 shares of common stock (underlying 1,000,000 stock options and 200,000 common stock purchase rights)



                                          /s/ Schlomo, Ziv & Co.
                                          ------------------------------------
                                          Schlomo, Ziv & Co.
                                          Certified Public Accountants (lst.)

                               [LETTERHEAD]




             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants of Ampal Industries (Israel)
Ltd., we hereby consent to the incorporation by reference in this registration statement of our report dated March 16, 1998 included in Ampal-Americal Israel Corporation's FORM 10-K, for the year ended
December 31, 1997 and to all references to our firm included in this registration statement on FORM S-8, registering 1,200,000 shares of common stock (underlying 1,000,000 stock options and 200,000 common stock purchase rights).



                                        /s/ Fahn, Kanne & Co.
                                        ------------------------
                                            Fahn, Kanne & Co.
                                            Certified Public Accountants (Isr.)

Tel-Aviv, Israel
August 11, 1998

                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants of Ampal (Israel) Ltd. for the years 1996 and 1995, we hereby consent to the incorporation by reference in this registration statements of our reports for the years 1996 and 1995 included in Ampal American Israel Corporation's form 10k for the year ended december 31, 1997 and to the reference to it included in this registration statement on Form S-8 registrating 1,200,000 shares of common stock (anderlying 1,000,000 stock option and 200,000 common stock purchase rights).

                                           Yours sincerely,


                                           /s/ H.H.S.L. Haft & Haft & Co.
                                           --------------------------------
                                               H.H.S.L. Haft & Haft & Co.
                                           Certified Public Accountants (Isr.)


August 11, 1998

                                  [Letterhead]


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants of Ampal Properties Ltd. for the years 1996 and 1995, we hereby consent to the incorporation by reference in this registration statements of our reports for the years 1996 and 1995 included in Ampal American Israel Corporation's form 10k, for the year ended december 31, 1997 and to the reference to it included in this registration statement on Form S-8 registrating 1,200,000 shares of common stock (underlying 1,000,000 stock option and 200,000 common stock purchase rights).



                                                 Yours sincerely,

                                           /s/Cohen, Eyal, Yehoshua & Co.
                                       ------------------------------------
                                            Cohen, Eyal, Yehoshua & Co.
                                        Certified Public Accountants (Isr.)


August 11, 1998

                               INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this registration statement of Ampal-American Israel Corporation on Form S-8 registering 1,200,000 shares of common stock (underlying 1,000,000 stock options and 200,000 common stock purchase rights) of our report dated February 15, 1998 (relating to the financial statements of Bayheart Ltd. not presented separately therein) appearing in the Annual Report on Form 10-K of Ampal-American Israel Corporation for the year ended December 31, 1997.





Igal Brightman & Co.

/s/Igal Brightman & Co.
-----------------------
Haifa, Israel

August 11, 1998

                                        [LETTERHEAD]




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants of Bay Heart Ltd. we hereby consent to the incorporation by reference in this registration statement of our report dated February 10, 1997 included in Ampal-American Israel Corporation's Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement on Form S-8, registering 1,200,000 shares of common stock (underlying 1,000,000 stock options and 200,000 common stock purchase rights).




                                            /s/ Ronel Stettner & Co.
                                      -------------------------------------
                                              RONEL STETTNER & CO.
                                      Certified Public Accountants (Israel)


August 11, 1998

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants of Carmel Container Systems Ltd. we hereby consent to the incorporation by reference in this registration statement of our report dated March 9, 1998 included in Ampal-American Israel Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement on Form S-8, registering 1,200,000 shares of common stock (underlying 1,000,000 stock options and 200,000 common stock purchase rights).

                                  Yours truly,




                                       /s/ Kost, Forer and Gabbay
                                  ---------------------------------------
                                  KOST, FORER and GABBAY
                                  Certified Public Accounts (Israel)

Tel Aviv, Israel
August 11, 1998

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants of Coral World International, Ltd., we hereby consent to the incorporation by reference in this registration statement of our report dated March 26, 1997 included in Ampal-American Israel Corporation's Form 10-K for the year ended December 31, 1997 included in this registration statement on Form S-8 registering 1,200,000 shares of common stock (underlying 1,000,000 stock options and 200,000 common stock purchase rights).


                                       /s/ Arthur Andersen LLP
                                       ----------------------------------
New York, New York                           ARTHUR ANDERSEN LLP
August 11, 1998

                                                               August 11, 1998





                                      [LETTERHEAD]



Gentlemen,



                      RE: CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                               OF COUNTRY CLUB KFAR-SABA LTD.
                               ------------------------------


As independent public accountants of Country Club Kfar Saba Ltd. We hereby consent to the incorporation by reference in registration statement 2-88582, of our report dated February 16, 1998 included in Ampal-American Israel Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our firm included in that registration statement on form S-8, registering 1,200,000 shares of common stock (underlying 1,000,000 stock options and 200,000 common stock purchase rights).



                                                       Porst & Co.
                                           -----------------------------------
                                                    /s/ Porst & Co.
                                           Certified Public Accountants (ISR.)

                                   [LETTERHEAD]



Dated 11/08/98


To
AMPAL-AMERICAN ISRAEL CORPORATION
---------------------------------



                             CONSENT OF INDEPENDENT ACCOUNTANTS
                             ----------------------------------


As independent public accountants of EPSILON INVESTMENT HOUSE LTD. we hereby consent to the incorporation by reference to this registration statement of our report dated February 11, 1998 included in Ampal-American Israel Corporation (hereinafter - "Ampal") of Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in the requested forms from Ampal in order to register in August 1998 common stock of Ampal, as far as related to the submitted date by Epsilon Investment House Ltd.


/s/Brightman, Barlevav, Friedman & Co.
-------------------------------------
BRIGHTMAN BAR-LEVAV FRIEDMAN & CO.
Certified Public Accountants

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


As independent public accounts of Granite HaCarmel Investments Limited, we hereby consent to the incorporation by reference in this registration statement of our report dated March 11, 1998 included in Ampal-American
Israel Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement on Form S-8, registering 1,200,000 shares of common stock (underlying 1,000,000 stock options and 200,000 common stock purchase rights).




/s/Somekl Chaikin
-------------------------------------
Certified Public Accountants (Israel)


Tirst HaCarmel, August 11, 1998

                              [LETTERHEAD]

                                                                August 11, 1998


Arthur Andersen & Co
1345 Avenue of the Americas
New York, N.Y. 10105


Gentlemen,


              RE: CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
         OF HOD HASHARON SPORT CENTER (1992) LIMITED PARTNERSHIP


As independent public accountants of Hod Hasharon Sport Center (1992) Limited Partnership. We hereby consent to the Incorporation by reference in registration statement 2-88582 of our report dated March 4, 1998 included in Ampal-American Israel Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our firm included in that registration statement on form S-8, registering 1,200,000 shares of common stock (underlying 1,000,000 stock options and 200,000 common stock purchase rights).


                                                      /S/ Porat & Co.
                                             -----------------------------------
                                                          Porat & Co.
                                             Certified Public Accountants (ISR.)

                                 [LETTERHEAD]






                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants of Mivnat Holding Ltd., we hereby consent to the incorporation by reference in this registration statement of our report dated March 10, 1998 included in Ampal-American Israel Corporation's Form
10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement on Form S-8, registering 1,200,000 shares of common stock (underlying 1,000,000 stock options and 200,000 common stock purchase rights).



                                              /s/ Kost Forer and Gabbay
                                              -------------------------------
Tel-Aviv, Israel                              KOST, FORER AND GABBAY
August 11, 1998                               Certified Public Accountants
                                                       (Israel)

               HAGGAI WALLENSTEIN, DOV & CO. C.P.A. (Isr.)



                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants of Moriah Hotels Ltd., we hereby consent to the incorporation by reference in this registration statement, of our report dated March 15, 1998 included in Ampal-American Israel Corporation's Form 10-K for the year ended December 31, 1997, and to all references to our Firm included in this registration statement on Form S-8, registering 1,200,000 shares of common stock (underlying 1,000,000 stock options and 200,000 common stock purchase rights).


                                       /s/ HAGGAI WALLENSTEIN, DOV & CO.
                                       --------------------------------------
                                           HAGGAI WALLENSTEIN, DOV & CO.
                                         Certified PUblic Accountants (Isr.)


Ramat-Gan, Israel
August 11, 1998

                                  [LETTERHEAD]






                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants of Nir Ltd. for the years 1996 and 1995, we hereby consent to the incorporation by reference in this registration statement of our reports for the years 1996 and 1995 included in Form 10k for the year ended december 31, 1997 and to the reference to Ampal American Israel Corporation's included in this registration statement on Form S-8 registrating 1,200,000 shares of common stock (underlying 1,000,000 stock option and 200,000 common stock purchase rights).





                                                Yours sincerely,



                                          /s/ H.H.S.L. Haft & Haft & Co.
                                          ------------------------------
                                             H.H.S.L. Haft & Haft & Co.
                                         Certified Public Accountants (Isr.)


August 11, 1998

                                  [LETTERHEAD]




                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants of Ophir Holdings Ltd., we hereby consent to the incorporation by reference in this registration statement of our report dated August 11, 1998 included in Ampal-American Israel Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement on Form S-8, registering 1,200,000 shares of common stock (underlying 1,000,000 stock options and 200,000 common stock purchase rights).



                                            /s/ Kesselman & Kesselman
                                            -------------------------------
Tel-Aviv, Israel
  August 11, 1998

                                 [LETTERHEAD]



12 August, 1998


Arthur Andersen L.L.P.
1345 Avenue of the Americas
New York, NY 10105
USA


Re: Consent of Independent Public Accountants

As independent public accountants of Orlite Industries (1959) Ltd, we hereby consent to the incorporation by reference in this registration statement of our report dated 24 February 1997 included in Ampal-American Israel Corporation's Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement on Form S-8, registering 1,200,000 shares of common stock (underlying 1,000,000 stock option and 200,000 common stock purchase rights).

/S/ Braude & Co.
------------------------------
Braude & Co.
Certified Public Acountants

[Letterhead]



                                                                 11 August 1998

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants of Ortek Ltd, we hereby consent to the incorporation by reference in this registration statement of our report dated March 1, 1998 included in Ampal-American Israel Corporation's Form 10-K for the year ended 31 December 1997 and all references to our firm included in this registration statement on Form S-8, registering 1,200,000 shares of common stock (underlying 1,000,000 stock options and 200,000 common stock purchase rights).


Yours sincerely



/s/ Bavly & Co.
------------------
Bavly & Co.

                                   [Letterhead]

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants of Paradise Industries Ltd. we hereby consent to the incorporation by reference in this registration statement of our report dated February 24, 1998 included in Ampal-American Israel Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement on Form 5-8 registering 1,200,000 shares of common stock (underlying 1,000,000 stock options and 200,000 common stock purchase rights).


                                                   /s/ Shlomo Ziv & Co.
                                               ---------------------------
                                                     Shlomo Ziv & Co.
                                            Certified Public Accountants (Isr.)

[Letterhead]

                CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                ---------------------------------------------------

As independent certified public accountants of Red Sea Marineland Holding
(1973) Ltd., we hereby consent to the incorporation by reference in this registration statement of our report dated March 21, 1998 included in Ampal-American Israel Corporation's FORM 10-K, for the year ended December 31, 1997 and to all references to our firm included in this registration statement on FORM S-8, registering 1,200,000 shares of common stock (underlying 1,000,000 stock options and 200,000 common stock purchase rights).





                                                  /s/ Fahn, Kanne & Co.
                                                -------------------------
                                                     Fahn, Kanne & Co.
                                            Certified Public Accountants (Isr.)

Tel-Aviv, Israel
August 11, 1998


                   Member firm of Grant Thornton International

                                 [Letterhead]


             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants of Red Sea Underwater Observatory Ltd., we hereby consent to the incorporation by reference in this registration statement of our report dated March 21, 1998 included in Ampal-American Israel Corporation's FORM 10-K, for the year ended
December 31, 1997 and to all references to our firm included in this registration statement on FORM S-8, registering 1,200,000 shares of common stock (underlying 1,000,000 stock options and 200,000 common stock purchase rights).


                                                /s/ Fahn, Kanne & Co.
                                              -------------------------
                                                  Fahn, Kanne & Co.
                                         Certified Public Accountants (Isr.)

Tel-Aviv, Israel
August 11, 1998

                 Member firm of Grant Thorton International

                                    [LETTERHEAD]


Date: 11/08/98

To
AMPAL-AMERICAN ISRAEL CORPORATION
---------------------------------



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants of RENAISSANCE INVESTMENTS CO. LTD., we hereby consent to the incorporation by reference in this registration statement of our report dated February 11, 1998 included in Ampal-American Israel Corporation (hereinafter - "Ampal") of Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in the requested forms of Ampal in order to register in August 1998 common stock of Ampal, as far as related to the submitted data by Renaissance Investment Co. Ltd.


                                         /s/Brightman, Barlevav, Friedman & Co.
                                         -------------------------------------
                                         BRIGHTMAN BAR-LEVAV FRIEDMAN & CO.
                                         Certified Public Accountants

                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                      -----------------------------------------



As independent public accountants of Shmay-Bar Real Estate (1993) Ltd., we hereby consent to the incorporation by reference in this registration statement of our report dated February 18, 1998 included in Ampal-American Israel Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement on Form S-8, registering 1,200,000 shares of common stock (underlying 1,000,000 stock option's and 200,000 common stock purchase rights).


                                           /s/ KOST FORER and GABRAY
                                           --------------------------
                                               KOST, FORER and GABRAY
                                                Certified Public Accountants
                                                        (Israel)


Tel Aviv, Israel
August 11, 1998

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accounts of Shmay-Bar (T.H.) 1993 Ltd., we hereby consent to the incorporation by reference in this registration statement of our report dated February 18, 1998 included in Ampal-American Israel Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement on Form S-8, registering 1,200,000 shares of common stock. (underlying 1,000,000 stock options and 200,000 common stock purchase rights).


                                        /s/ Kost Fober and Gabbey
                                        --------------------------------
Tel-Aviv, Israel                            Kost, Fober and Gabbay
August 11, 1998                             Certified Public Accounts
                                                   (Israel)

                                  [Letterhead]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants of Teledata Communication Ltd. we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 16, 1997 included in Ampal American Israel Corporation Form 10-K for the year ended December 31, 1997 and to all references to our firm in the said registration statement on Form S-8 registering 1,200,000 shares of common stock (underlying 1,000,000 stock options and 200,000 common stock purchase rights.


/s/ BDO Almagor & Co.
------------------------------
BDO Almagor & Co.
Certified Public Accountants (Isr.)


Ramat-Cran, Israel
August 11, 1998

                                  [LETTERHEAD]




                           INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in this registration statement of Ampal-American Israel Corporation on Form S-8 registering 1,200,000 shares of common stock (underlying 1,000,000 stock options and 200,000 common stock purchase rights) of our report dated March 9, 1998 (relating to the financial statements of Trinet Investments In High Tech Ltd. not presented separately therein) appearing in the Annual Report on Form 10-K of Ampal-American Israel Corporation for the year ended December 31, 1997.




/s/ Igal Brightman & Co.
------------------------
Igal Brightman & Co.


Tel Aviv, Israel
August 11, 1998

                        INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this registration statement of Ampal-American Israel Corporation on Form S-8 registering 1,200,000 shares of common stock (underlying 1,000,000 stock options and 200,000 common stock purchase rights) of our report dated March 9, 1998 (relating to the financial statements of Trinet Venture Capital Ltd. not presented separately therein) appearing in the Annual Report on Form 10-K of Ampal-American Israel Corporation for the year ended December 31, 1997.


/s/ Igal Brightman & Co
---------------------------
Igal Brightman & Co

Tel Aviv, Israel
August 11, 1998

                                  [Letterhead]

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants of U.D.S. Ultimate Distribution Systems Ltd. we hereby consent to the incorporation by reference in this registration statement of our report dated March 5, 1997 included in Ampal-American Israel Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement on Form S-8, registering 1,200,000 shares of common stock (underlying 1,000,000 stock options and 200,000 common stock purchase rights).




                                                    /s/ Kessel & Kessel
                                                ----------------------------

Tel-Aviv, Israel
  August 11, 1998